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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):                July 31, 1995


                           SAHARA GAMING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Nevada                   1-9481                   88-0304348
    (STATE OR OTHER         (COMMISSION FILE          (I.R.S. EMPLOYER
    JURISDICTION OF              NUMBER)             IDENTIFICATION NO.)
     INCORPORATION)

2535 Las Vegas Blvd. South, Las Vegas, Nevada                 89109
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (702) 737-2111


                                     None

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

          Santa Fe Hotel Inc., a wholly-owned subsidiary of Sahara Gaming Corporation, commenced an offer to repurchase and consent solicitation on July 28, 1995 with respect to its 11% First Mortgage Notes Due 2000 (the "Notes"). Pursuant to the offer to repurchase, Santa Fe Hotel Inc. is offering to purchase for cash up to $2l.5 million principal amount of the Notes, including Notes that may be issued upon exercise of outstanding warrants to acquire additional Notes (the "Warrants"), at a price of $1,010 per $1,000 principal amount, plus accrued interest. Commencement of the offer to repurchase causes the Warrants to become exercisable until September 11, 1995. The repurchase offer is being made pursuant to the Indenture governing the Notes because a casino in Parkville, Missouri that Santa Fe Hotel Inc. intended to develop was not operating by June 30, 1995.

          As an alternative to the repurchase offer, Santa Fe Hotel Inc. is soliciting consents to amendments to the Indenture to modify the requirements of the repurchase offer. The amendments would permit Santa Fe Hotel Inc. to retain a portion of the cash that would otherwise be used to make the repurchase offer and to use the retained cash for certain permitted uses. Santa Fe Hotel Inc. is conditioning the consent solicitation upon receipt of consents from the holders of all outstanding Notes other than Notes in the aggregate principal amount of $10 million. In the event holders of more than $10 million of Notes do not consent to the amendments, Santa Fe Hotel Inc. will consummate the repurchase offer. If the consents become effective, Santa Fe Hotel Inc. is offering to pay to each holder of the Notes validly consenting to the amendments a consent payment equal to $15 for each $1,000 principal amount of Notes, and Santa Fe Hotel Inc. will consummate the repurchase offer with respect to up to a maximum $10 million principal amount of Notes. Additionally, if the consents became effective and contingent upon certain other conditions, Sahara Gaming Corporation will cause a subsidiary to grant a subordinated security interest in certain real property on the Las Vegas Strip for the benefit of the Santa Fe Hotel Inc. noteholders.

          The offer, solicitation, proration period and withdrawal rights will expire at 5:00 p.m., New York City time, on Friday, August 25, 1995, unless extended.

          A copy of Sahara Gaming Corporation's press release with respect to the repurchase offer and consent solicitation is filed as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits
     --------

       99.1  July 31, 1995 Press Release.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SAHARA GAMING CORPORATION, a Nevada corporation


                              By:       /s/ Thomas K. Land
                                   ----------------------------------
                                   Name:  Thomas K. Land
                                   Title: Senior Vice President
July 31, 1995

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                                 EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------
   99.1              July 31, 1995 Press Release

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